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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 23, 2006

                           DUSA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

          New Jersey                   0-19777                   22-3103129
(State or other jurisdiction       (Commission File            (IRS Employer
      of incorporation)                Number)            Identification Number)

                                 25 Upton Drive
                         Wilmington, Massachusetts 01887
          (Address of principal executive offices, including ZIP code)

                                 (978) 657-7500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 - Other Events.

DUSA Pharmaceuticals, Inc. ("DUSA") issued a press release on January 23, 2006, attached to and made a part of this report as Exhibit 99, announcing that it has filed additional lawsuits against physicians in California, Michigan, and Massachusetts, to prevent their continued infringement of DUSA's patents on methods of treating various disorders with photodynamic therapy (PDT).

Except for historical information, this report, including the attached exhibit, contains certain forward-looking statements that involve known and unknown risk and uncertainties, which may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the statements made. These forward-looking statements relate to the Company's intention to monitor the situation and take action. Furthermore, the factors that may cause differing results include the uncertainties of litigation, sufficient funding, maintenance of our patent portfolio and other risks identified in DUSA's SEC filings from time to time.

Item 9.01 - Financial Statement and Exhibits.

Item No.      Description
--------      -----------
99            Press Release, dated January 23, 2006

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DUSA PHARMACEUTICALS, INC.


Dated: January 23, 2006                     By: /s/ D. Geoffrey Shulman
                                                ------------------------------
                                                D. Geoffrey Shulman, MD, FRCPC
                                                Chairman of the Board and Chief
                                                Executive Officer


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                                  EXHIBIT INDEX

Item No.     Description
--------     -----------
99           Press Release, dated January 23, 2006